SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         March 16, 2012
                         Date of Report
                (Date of Earliest Event Reported)

                AMERICAN LASER HEALTHCARE CORPORATION
       (Exact Name of Registrant as Specified in its Charter)


                     BIOLASER TECHNOLOGY INC.
                   (Former Name of Registrant)

Delaware                    000-54541                 54-3417732
(State or other        (Commission File Number)     (IRS Employer
jurisdiction                                       Identification No.)
of incorporation)

                       215 Apolena Avenue
                  Newport Beach, California 92662
             (Address of Principal Executive Offices)


                         202-387-5400
                 (Registrant's Telephone Number)



ITEM 5.03     Amendments to Articles of Incorporation

    The Company was incorporated On September 21, 2011 as Amberwood Acquisition Corporation.

    On February 23, 2012, the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to BioLaser Technology Inc. and filed such change with the State of Delaware and filed a Form 8-K with the Securities and Exchange Commission.

    On March 16, 2012, the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to American Laser Healthcare Corporation and filed such change with the State of Delaware and filed this Form 8-K with the Securities and Exchange Commission.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                           AMERICAN LASER HEALTHCARE CORPORATION
                          formerly Amberwood Acquisition Corporation

Date: March 22, 2012           /s/  James M. Cassidy
                                       President